UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act OF 1934

Date of report (Date of earliest event reported): July 16, 2025

CRA International, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Clarendon Street Boston, Massachusetts	02116-5092
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (617) 425-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CRAI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)

Executive Promotions

On July 16, 2025, the Board of Directors (the “Board”) of CRA International, Inc. (the “Company”) promoted (i) Eric Nierenberg, currently the Company’s Vice President, to Executive Vice President, Chief Financial Officer and Treasurer and (ii) Brian Langan, currently the Company’s Vice President, to Executive Vice President and Chief Strategy and Business Transformation Officer, with each such promotion to be effective on August 4, 2025. Also on July 16, 2025, the Board designated Mr. Nierenberg as the Company’s principal financial officer and Sandra David, currently the Company’s Vice President, Chief Accounting Officer and Controller, as the Company’s principal accounting officer, in each case effective on August 4, 2025. In connection with the promotion of Mr. Nierenberg, Chad Holmes will relinquish his role as interim Chief Financial Officer and will continue his service with the Company as Executive Vice President and Chief Corporate Development Officer, effective on August 4, 2025. In connection with their appointments, Messrs. Nierenberg and Langan entered into Executive Officer Severance Agreements, as further described below.

Dr. Nierenberg, age 51, joined the Company’s senior management team as a Vice President in 2023. From 2017 to 2022, he served as Chief Strategy Officer for MassPRIM, the Massachusetts state pension fund. Prior to that, he was an equity portfolio manager at LMCG Investments and Independence Investments. Dr. Nierenberg is a Board member of investment funds dedicated to the Hydro-Québec Pension Fund. He also is an adjunct professor of finance at the International Business School of Brandeis University. He started his career as an analyst in CRA’s Finance Practice. Dr. Nierenberg holds a BA and MA in economics, as well as a PhD in business economics, all from Harvard University. Neither MassPRIM, LMCG Investments, LLC, Independence Investments LLC, the Hydro-Québec entities nor Brandeis University is a parent, subsidiary or other affiliate of the Company.

In connection with his promotion, Dr. Nierenberg will receive an annual base salary of $400,000 effective as of August 4, 2025. He will also be eligible for a target cash bonus for the Company’s fiscal year ended January 3, 2026 (“fiscal 2025”) of $250,000 with a maximum payout of $425,000 allocated between 50% corporate performance related to the Company and 50% based on individual performance objectives. Dr. Nierenberg is also eligible for an award under the Company’s long-term incentive plan with a target value of $325,000. In connection with his promotion, the Compensation Committee of the Board has granted Dr. Nierenberg an equity award of restricted stock units under the Company’s Amended and Restated 2006 Equity Incentive Plan in the amount of $130,000, subject to vesting in four equal annual installments as follows: 25% on the first anniversary of the grant date; 25% on the second anniversary of the grant date; 25% on the third anniversary of the grant date; and 25% on the fourth anniversary of the grant date, provided that he remains employed by the Company on each such vesting date. In addition, the Compensation Committee of the Board has granted Dr. Nierenberg performance-based restricted stock units under the Company’s Amended and Restated 2006 Equity Incentive Plan with a target value of $195,000 (and a maximum value of $292,500), with the number of units determined based on performance goals during the period from December 29, 2024 through January 2, 2027, and 50% of the determined award amount vesting immediately upon the Compensation Committee of the Board’s determination of performance achievement, 25% vesting on the third anniversary of the grant date and 25% vesting on the fourth anniversary of the grant date, provided that he remains employed by the Company on each such vesting date.

Mr. Langan, age 45, has served as Vice President in the Company’s Competition and Labor & Employment group since March 2019. He previously served as a Manager in the Company’s Financial Planning & Analysis group, and in a number of roles supporting the Company’s senior management team. Mr. Langan joined the Company in 2002 as a consultant in the Antitrust & Competition Economics Practice. He has a BA in Economics and an MBA from Boston College.

In connection with his promotion, Mr. Langan will receive an annual base salary of $400,000 effective as of August 4, 2025. He will also be eligible for a target cash bonus for fiscal 2025 of $250,000 with a maximum payout of $425,000 allocated between 50% corporate performance related to the Company and 50% based on individual performance objectives. Mr. Langan is also eligible for an award under the Company’s long-term incentive plan with a target value of $325,000. In connection with his promotion, the Compensation Committee of the Board has granted Mr. Langan an equity award of restricted stock units under the Company’s Amended and Restated 2006 Equity Incentive Plan in the amount of $130,000, subject to vesting in four equal annual installments as follows: 25% on the first anniversary of the grant date; 25% on the second anniversary of the grant date; 25% on the third anniversary of the grant date; and 25% on the fourth anniversary of the grant date, provided that he remains employed by the Company on each such vesting date. In addition, the Compensation Committee of the Board has granted Mr. Langan performance-based restricted stock units under the Company’s Amended and Restated 2006 Equity Incentive Plan with a target value of $195,000 (and a maximum value of $292,500), with the number of units determined based on performance goals during the period from December 29, 2024 through January 2, 2027, and 50% of the determined award amount vesting immediately upon the Compensation Committee of the Board’s determination of performance achievement, 25% vesting on the third anniversary of the grant date and 25% vesting on the fourth anniversary of the grant date, provided that he remains employed by the Company on each such vesting date.

Ms. David, age 58, has served as the Company’s Vice President, Chief Accounting Officer and Controller since March 2023. She joined the Company in 2016 as part of the GL Accounting & SEC Reporting team. She has more than 25 years of public accounting and public company experience. Throughout her career at the Company, Ms. David has played important roles in integrating team hires, improving processes, and implementing new software. She has a BA in Psychology from the University of Rochester and an MS in Accounting from Bentley University. No material plans, contracts or arrangements were entered into with Ms. David in connection with her designation as principal accounting officer.

Neither Messrs. Nierenberg or Langan nor Ms. David have any family relationship with any of the current officers or directors of the Company. There were no arrangements or understandings between any of such individuals and any other person pursuant to which any of such individuals were promoted. No such individual has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Executive Officer Severance Agreements

In connection with their promotions, on July 18 and 20, 2025, respectively, the Company entered into severance agreements (each, an “Executive Officer Severance Agreement”) with Eric Nierenberg and Brian Langan (each, an “Executive Officer”). Capitalized terms used but not defined in this section have the meaning ascribed to them in the applicable Executive Officer Severance Agreement. As each Executive Officer’s employment is on an “at-will” basis, the Company or the Executive Officer may terminate his employment at any time, with or without Cause. Upon an Executive Officer’s termination of employment for any reason, the Executive Officer will be entitled to receive Accrued Benefits.

In addition, if the Executive Officer’s employment with the Company is terminated by the Company without Cause or by the Executive Officer for Good Reason, then in addition to the Accrued Benefits, the Executive Officer will receive the following, subject to his execution of a release of the Company: (i) cash in an amount equal to the sum of (x) 1.0 times the sum of the Executive Officer’s annual base salary and target bonus and (y) a pro-rata target annual cash bonus for the portion of the then-current year and (ii) 12 months continued cash payments for COBRA and the employer contribution for group term life insurance, which amount shall be paid in accordance with the Company’s payroll practices over a period of 12 months commencing no more than 60 days following the Executive Officer’s termination date. In addition, the vesting of any unvested time-based equity awards held by the Executive Officer will be fully accelerated. The vesting of any performance-based awards held by Executive Officer shall remain outstanding through the applicable performance period and, at the end of the applicable performance period, the performance-based award shall vest and be settled based on the actual performance during the performance period (with (1) any time-based vesting that may be applicable in addition to the performance-based vesting treated as fully satisfied upon the expiration of the performance period and (2) any individual performance metrics applicable to the Executive Officer deemed achieved at the target level of performance); and any portion of such performance-based award that does not vest based on actual performance during the performance period shall be immediately forfeited and cancelled by the Company.

If the Executive Officer’s employment with the Company is terminated by the Company without Cause or by the Executive Officer for Good Reason within 12 months of a Change in Control, then in addition to the Accrued Benefits, the Executive Officer will receive the following, subject to his execution of a release of the Company: (i) a lump sum cash payment equal to the sum of (x) 1.5 times the sum of the Executive Officer’s annual base salary and target bonus and (y) a pro-rata target annual cash bonus for the portion of the then-current year and (ii) a lump cash payment equal to 12 months of COBRA and employer contribution for group term life insurance. In addition, solely in respect of equity awards not assumed in a Change of Control, any unvested time-based equity awards held by the Executive Officer will be fully accelerated and performance based equity awards shall be vested and settled at the end of the performance period based on actual achievement of the performance goal during the period on a pro rata basis adjusted for portion of the performance period.

Upon Death, Disability or Retirement, the vesting of any unvested time-based equity awards held by the Executive Officer will be fully accelerated, and any performance-based awards held by the Executive Officer shall remain outstanding through the applicable performance period and shall be vested and settled at the end of the performance period based on actual achievement of the performance goal with time-based vesting treated as fully satisfied at end of performance period and any individual performance metrics deemed achieved at the target level.

The Executive Officer Severance Agreement also includes non-compete and employment non-solicitation covenants for 12 months post-termination of employment.

The foregoing description of the Executive Officer Severance Agreements is not complete and is qualified in its entirety by reference to the full text of the Executive Officer Severance Agreements, which are attached hereto as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

(e)

On July 16, 2025, the Board granted Mr. Holmes a one-time cash appreciation award of $150,000 in consideration for his service as interim Chief Financial Officer and Treasurer, with payment to be made as soon as practicable in the Company’s regular payroll cycle after August 4, 2025.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On July 17, 2025, the Company held an annual meeting of its shareholders. A total of 6,680,276 shares of the Company’s common stock, no par value, were outstanding as of May 23, 2025, the record date for the annual meeting. Set forth below are the matters acted upon at the annual meeting and the final voting results on each matter as reported by the Company’s inspector of elections.

Proposal One: Election of Directors

The Company’s shareholders elected Paul Maleh and Thomas Avery as our Class III directors for a three-year term. The results of the vote were as follows:

Nominee	For	Withheld	Broker Non-Votes
Paul Maleh	5,482,271	282,882	409,388
Thomas Avery	5,670,874	94,279	409,388

Proposal Two: Approval of Executive Compensation

The Company’s shareholders voted to approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the proxy statement filed in connection with the annual meeting pursuant to Item 402 of Regulation S-K. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
5,498,015	259,904	7,234	409,388

Proposal Three: Ratification of Grant Thornton LLP as our Independent Registered Public Accountants for Fiscal 2025

The Company’s shareholders ratified the appointment by the Company’s audit committee of Grant Thornton LLP as its independent registered public accountants for the Company’s fiscal year ending January 3, 2026. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
6,172,931	639	971	0

Item 7.01	Regulation FD Disclosure.

A copy of the Company’s press release announcing the executive promotions is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this report and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Title
10.1	Severance Agreement between CRA International, Inc. and Eric Nierenberg, effective August 4, 2025.
10.2	Severance Agreement between CRA International, Inc. and Brian Langan, effective August 4, 2025.
99.1	Press release announcing the executive promotions, dated July 22, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: July 22, 2025	By:	/s/ Chad Holmes
Chad Holmes
Executive Vice President, Chief Corporate Development Officer and interim Chief Financial Officer and Treasurer